Supplement dated January 27, 2017
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia U.S. Treasury Index Fund	9/1/2016
Effective immediately, the list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alan Erickson, CFA	Portfolio Manager	Manager	January 2017
The rest of the section remains the same.
Effective immediately, the caption "Portfolio Managers” and the information beneath it, in the “More Information About the Fund — Primary Service Providers” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alan Erickson, CFA	Portfolio Manager	Manager	January 2017
Mr. Erickson joined one of the Columbia Management legacy firms or acquired business lines in 1990. Mr. Erickson began his investment career in 1990 and earned a B.A. from Bates College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP237_04_003_(01/17)